Exhibit 99.1

KPMG LLP

Suite 700

20 Pacifica

Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Darien Rowayton Bank (the “Bank”)

Goldman Sachs & Co.

(together, the “Specified Parties”)

Re: DRB Prime Student Loan Trust 2015-B, Student Loan-Backed Notes (the “Notes”)

We have performed the procedures described below, which were agreed to by the Specified Parties, solely to assist the Specified Parties with certain information pertaining to student loans which we were informed are intended to be included as collateral in the offering of the Notes. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were attributable to rounding.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were attributable to rounding.

•	The phrase “Student Loans” means private education loans made to borrowers that are not insured by the U.S. Department of Education, any other government agency, or any third-party insurance provider.

•	The phrase “Data File” means an electronic data file, prepared and provided to us by the Bank on July 7, 2015, containing certain information related to 3,729 Student Loans and their related attributes as of May 29, 2015.

KPMG LLP is a Delaware limited liability partnership, the

U.S. member firm of KPMG International Cooperative

(“KPMG International”), a Swiss entity.

DRB Prime Student Loan Trust 2015-B, Student Loan-Backed Notes

July 20, 2015

•	The phrase “Supplemental Data File” means an electronic data file, prepared and provided to us by the Bank on July 16, 2015, containing certain information related to 3,728 Student Loans and their related attributes as of May 29, 2015.

•	The phrase “Selected Student Loans” means a sample of 100 Student Loans that we selected randomly from the Data File as instructed by the Specified Parties. A listing of the Selected Student Loans is attached hereto as Exhibit A.

•	The phrase “FY11 Official 300 Report” means a report provided to us by the Bank, which the Bank informed us was downloaded from the U.S. Department of Education’s website, containing school type information for schools that are participating in Title IV student financial assistance programs.

•	The phrase “School Default Rates 3-Year Screenshots” means computer images provided to us by the Bank, which the Bank informed us were downloaded from the U.S. Department of Education’s website, containing school type information for Selected Student Loans #40 and #75 (the “Foreign School Loans”).

•	The phrase “Loan File” means any file containing some or all of the following documents: COCC Database Pull, Aspire File, Executed Promissory Note, Paystub(s), Federal Income Tax Return(s), State Income Tax Return(s), Employer Contract, Offer Letter, DTI Sheet, Application Summary, School Transcript, Diploma, Third Party Verification Form, Credit Report, FY11 Official 300 Report, School Default Rates 3-Year Screenshots, and/or executed Automatic Debit Authorization Form. The Loan File, maintained and furnished to us by the Bank, was represented by the Bank to be either the original Loan File, a copy of the original Loan File, and/or electronic records contained within the Bank’s Servicing System. We make no representation regarding the validity or accuracy of these documents or the execution of the Promissory Note or Automatic Debit Authorization Form by the borrower.

I.	The Selected Student Loans

At the request of the Specified Parties, we performed the following procedures with respect to the Selected Student Loans. For each of the Selected Student Loans, we compared the information contained in the Data File or the Supplemental Data File (for the “School Type” attribute) to the information contained in the documents noted below (collectively, the “Loan File Documents”). The absence of any of the Loan File Documents or the inability to agree the indicated information from the Data File or the Supplemental Data File to information contained in the Loan File Documents for each of the attributes, subject to the thresholds described below, constituted an exception. The Bank is responsible for the information set forth in the Data File and the Supplemental Data File. The Loan File Documents are listed in the order of priority until such attribute was compared.

DRB Prime Student Loan Trust 2015-B, Student Loan-Backed Notes

July 20, 2015

Attributes	Loan File Documents
First Disbursement Date	COCC Database Pull or Aspire File
Maturity Date	COCC Database Pull
Last Payment Date	COCC Database Pull
Current Statutory Borrower Interest Rate	COCC Database Pull
Original Loan Balance	COCC Database Pull
Current Loan Balance	COCC Database Pull
Borrower Income	Paystub(s), Federal Income Tax Return(s) and/or State Income Tax Return(s) (the “Income Tax Returns”), Employer Contract, or Offer Letter
Index	COCC Database Pull
Monthly Payment	COCC Database Pull
Loan Repayment Terms	COCC Database Pull
Employer	Paystub(s), Income Tax Returns, Employer Contract, or Offer Letter
School Type	FY11 Official 300 Report, School Default Rates 3-Year Screenshots
Graduation Date	Application Summary, School Transcript, Diploma, or Third Party Verification Form
FICO Score	Credit Report
Co-Borrower’s FICO Score	Credit Report
Borrower State	COCC Database Pull
Net Margin (only for Floating Rate Loans)	Executed Promissory Note or COCC Database Pull and executed Automatic Debit Authorization Form
Recomputed Debt-To-Income (“DTI”) Ratio	DTI Sheet

DRB Prime Student Loan Trust 2015-B, Student Loan-Backed Notes

July 20, 2015

For purposes of the procedures, the Bank instructed us to utilize the following thresholds:

Attributes	Thresholds
Original Loan Balance	Rounded to the nearest dollar
Borrower Income	+/- 5%
Monthly Payment	Lesser of $50 or +/- 5%
Graduation Date	Within the same calendar year
FICO Score	+/- 10 points if FICO is greater than or equal to 680
Co-Borrower’s FICO Score	+/- 10 points if FICO is greater than or equal to 680
Recomputed DTI Ratio	+/- 4% unless the Recomputed DTI Ratio exceeds 40% or 35% for Selected Student Loans with a Current Loan Balance of $250,000 or more

For purposes of comparing School Type, for each Selected Student Loan (except the Foreign School Loans), we were instructed by the Bank to locate the school name as stated in the “SCHOOL TYPE” field in the Data File on the FY11 Official 300 Report and compare the corresponding School Type for the school name as stated on the FY11 Official 300 Report to the School Type contained in the “SCHOOL TYPE” field in the Supplemental Data File. We were informed by the Bank that School Types of “1,” “2,” and “3” on the FY11 Official 300 Report correspond to “Public,” “Private,” and “Proprietary,” respectively, in the “SCHOOL TYPE” field in the Supplemental Data File. For the Foreign School Loans, we were instructed by the Bank to compare the School Type on the School Default Rates 3-Year Screenshots to the School Type as stated in the “SCHOOL TYPE” field in the Supplemental Data File.

For purposes of comparing Net Margin, we were instructed by the Bank to subtract 0.25% from the margin indicated in the Executed Promissory Note if there was evidence of an executed Automatic Debit Authorization Form in the Loan File.

For purposes of comparing the Recomputed DTI Ratio, we were instructed by the Bank to recompute the DTI Ratio using information contained in the DTI Sheet as follows: (i) total monthly expenses amount minus (ii) monthly outstanding student loan payment plus the sum of (iii) monthly refinanced or consolidated student loans payment and (iv) monthly retained student loan payment, all divided by monthly Borrower Income (i.e., Borrower Income divided by 12). We were informed by the Bank that the monthly outstanding student loan payment represented the debt the borrower was refinancing with the student loan originated by the Bank.

For purposes of comparing Employer, the Bank instructed us to consider a borrower to be self-employed if Income Tax Returns were the only Loan File Documents provided for the Borrower Income attribute. If a borrower was self-employed and Income Tax Returns were present in the Loan File Documents, the Bank instructed us not to compare Employer. In the event the Employer listed on the Paystub(s), Employer Contract or Offer Letter did not agree to the Employer listed in the Data File, the Bank provided us with a listing of the contracting companies or parent or subsidiary companies of the Employer listed in the Data File and instructed us to use the following process. If the Employer was a contracting company based on the Bank’s listing, the Bank instructed us not to compare Employer. If the Employer was a parent or subsidiary company based on the Bank’s listing, the Bank instructed us to obtain parent and subsidiary information from the respective Employer’s website and compare that information to the Employer listed in the Data File.

DRB Prime Student Loan Trust 2015-B, Student Loan-Backed Notes

July 20, 2015

The information regarding the Selected Student Loans in the Data File and the Supplemental Data File was found to be in agreement with the respective information in the Loan File Documents, except as noted in Exhibit B attached hereto. There were no conclusions that resulted from the procedures.

We were not engaged to, and did not, conduct an examination or review, the objectives of which would be the expression of an opinion or conclusion, respectively, on the Data File or the Supplemental Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The procedures performed were applied based on the methodologies, assumptions, and information provided by the Bank, without verification or evaluation of such methodologies, assumptions, and information by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Student Loans or as to the conformity of their respective characteristics with those assumed for purposes of the comparisons and recomputations described herein, (ii) the reliability or accuracy of the Data File, the Supplemental Data File, the FY11 Official 300 Report, the School Default Rates 3-Year Screenshots, or other data and documents furnished to us or the instructions or assumptions provided to us by the Bank which were used in our procedures, or (iii) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Student Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Student Loan being securitized, (iii) the compliance of the originator of the Student Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Student Loans that would be material to the likelihood that the issuer or the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of Darien Rowayton Bank and Goldman Sachs & Co. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ KPMG LLP

July 20, 2015

THE PAGE THAT FOLLOWS CONSTITUTES EXHIBIT A.

Exhibit A

The Selected Student Loans

Selected Student Loan #	Loan #	Selected Student Loan #	Loan #	Selected Student Loan #	Loan #
1	N68	35	N1248	69	N2521
2	N73	36	N1274	70	N2574
3	N92	37	N1293	71	N2582
4	N108	38	N1315	72	N2677
5	N111	39	N1406	73	N2709
6	N125	40	N1457	74	N2739
7	N144	41	N1469	75	N2755
8	N234	42	N1479	76	N2757
9	N272	43	N1635	77	N2820
10	N298	44	N1684	78	N2852
11	N337	45	N1720	79	N2890
12	N359	46	N1763	80	N2938
13	N362	47	N1871	81	N2939
14	N421	48	N1872	82	N2941
15	N428	49	N1886	83	N3046
16	N448	50	N1893	84	N3065
17	N489	51	N2054	85	N3089
18	N509	52	N2126	86	N3124
19	N548	53	N2130	87	N3147
20	N602	54	N2141	88	N3158
21	N606	55	N2179	89	N3171
22	N732	56	N2186	90	N3220
23	N761	57	N2187	91	N3259
24	N779	58	N2188	92	N3312
25	N793	59	N2193	93	N3452
26	N826	60	N2279	94	N3479
27	N838	61	N2286	95	N3500
28	N863	62	N2312	96	N3506
29	N938	63	N2362	97	N3513
30	N958	64	N2403	98	N3553
31	N1090	65	N2405	99	N3602
32	N1152	66	N2469	100	N3683
33	N1192	67	N2502
34	N1224	68	N2514

THE PAGE THAT FOLLOWS CONSTITUTES EXHIBIT B.

Exhibit B

The Selected Student Loans – Exceptions

Selected Student Loan #	Loan #	Attribute	Per Data File	Per Loan File Document(s)
1	N68	Net Margin	2.50%	N/A
19	N548	Graduation Date	12/15/2008	3/15/2011
19	N548	Borrower State	NJ	MN
76	N2757	Co-Borrower’s FICO Score	Blank	738